Client Name:
Client Project Name:	Spire 2026-4
Start - End Dates:	9/8/2025 - 1/7/2026
Deal Loan Count:	5

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	1
Credit	Terms/Guidelines	CRDTER3654	Borrower(s) do not meet guideline requirements for citizenship status	1
Credit	Terms/Guidelines	CRDTER4631	Loan parameters do not meet guidelines	1
Credit	Terms/Guidelines	CRDTER4643	Borrower does not meet guideline requirements	1
Total				4

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